UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 29, 2012
Date of Report (Date of Earliest Event Reported)

GREEN OASIS ENVIRONMENTAL, INC.
(Exact Name of Registrant as Specified in its Charter)

GLOBAL ENVIRO SOLUTIONS, INC.
(Former Name of Registrant since its Last Report)

Florida	33-68403	57-0970282
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10745-178 Street, Edmonton, Alberta, Canada T5S 1J6
(Address of principal executive offices)  (Zip Code)

(780) 443-4237
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8.  Other Events

Item 8.01:  Other Events

On December 29, 2012, at approximately 2:00 pm local time, Custom Carbon Processing, Inc, (CCP) a wholly owned subsidiary of Green Oasis Environmental, Inc, an incident occurred at its Salt Water Disposal and Slop Oil Reclamation Facility, known as the "Michels Site," causing injury to two workers as well as structural damage to the facility. The two workers were treated and released the same day; the extent of damage to the facility is as yet unknown, and an ongoing inquiry is taking place.  The facility is located eight miles southeast of Wibaux, Montana. Further details will be released as additional information becomes available.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Oasis Environmental, Inc.

Date: January 1, 2013	By: /s/ Peter Margiotta
Name: Peter Margiotta
Title: President and Director